Other Non-Current Assets	12 Months Ended
Sep. 30, 2025
Other Non-Current Assets [Abstract]
OTHER NON-CURRENT ASSETS

12. OTHER NON-CURRENT ASSETS

As of September 30, 2024 and 2025, other non-current assets consisted of the following:

	As of September 30,
	2024	2025
Prepayment for purchase of customized equipment (1)	$7,257,752	$6,884,675
Prepaid construction fee	1,238,336	1,190,877
Long-term security deposit for land use right (2)	630,504	621,523
Deductible input VAT	-	283,420
Loans to third parties (3)	-	69,051
Others	-	1,405
Other non-current assets	$9,126,592	$9,050,951

(1)	In May 2023, the Group entered into procurement agreements (the “Procurement Agreements”) with three suppliers for the purchase of production equipment. In October and November 2025, the Group entered into three termination agreements. Pursuant to the termination agreements, the customized equipment purchase transactions were terminated, and the suppliers agreed to refund the previously made prepayments of $6,884,675 for equipment purchases by January 2026. As a result, the related capital commitments were relieved upon execution of the termination agreements.

(2)	The balance is the long-term security deposit to the Bureau of Finance in Wujin Technology Industrial District guaranteeing the Group’s investment in the construction of Changzhou manufacturing plants, which will be collected by June 2027.

(3)	Loans to third parties consisted of:

i.	A loan provided to a third party, with an annual interest rate of 4% and a maturity date of June 7, 2027.

ii.	An interest-free loan provided to a third party, with a maturity date of October 15, 2026.